UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

BIOVERIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50583	80-0076765
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16020 Industrial Drive Gaithersburg, MD	20877
(Address of Principal Executive Offices)	(Zip Code)

(301) 869-9800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 2, 2007, Samuel J. Wohlstadter, the Company's Chief Executive Officer, and his wife, Nadine Wohlstadter (together the "Stockholders") entered into an Amended and Restated Stockholders Agreement (the "Amended and Restated Stockholders Agreement") with Roche Holding Ltd ("Roche"), which agreement modifies the Stockholders Agreement (the "Stockholders Agreement") among the Stockholders and Roche, dated April 4, 2007, to clarify the Stockholders' equity ownership position in the Company.

Reference to the Amended and Restated Stockholders Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Stockholders Agreement, a copy of which is attached hereto as Exhibit 99.1 and the terms of which are incorporated herein by reference. For a description of the Stockholders Agreement please see the Company's Form 8-K filed with the Securities and Exchange Commission on April 10, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amended and Restated Stockholders Agreement between Roche Holdings Ltd, Samuel J. Wohlstadter and Nadine Wohlstadter, dated as of May 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2007

BIOVERIS CORPORATION

By:	/s/ George V. Migausky
	Name:	George V. Migausky
	Title:	Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Stockholders Agreement between Roche Holdings Ltd, Samuel J. Wohlstadter and Nadine Wohlstadter, dated as of May 2, 2007